UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Dell Inc.

(Name of Registrant as Specified In Its Charter)

O. Mason Hawkins
Chairman of the Board and C.E.O.
Southeastern Asset Management, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	Fee not required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

On July 11, 2013, Carl C. Icahn appeared on Bloomberg TV to state, among other things, that Mr. Icahn and his affiliates and Southeastern Asset Management, Inc. (“Southeastern”) would be coming out with a revised proposal, a discussion of which is included in the Schedule 13D/A attached as Exhibit A hereto.

Exhibit A

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 13D
Under the Securities Exchange Act of 1934

Amendment No. 9

Dell Inc.
________________________________________________________
(Name of Issuer)

Common Stock
_______________________________________________________
(Title of Class and Securities)

24702R101
_______________________________________________________

(CUSIP Number of Class of Securities)

O. Mason Hawkins
Chairman of the Board and C.E.O.

Southeastern Asset Management, Inc.
6410 Poplar Avenue, Suite 900
Memphis, TN  38119
(901) 761-2474
___________________________________________________________

(Name, Address and Telephone Number of Person Authorized to
Receive Notices and Communications)

July 11, 2013
___________________________________________
(Date of Event which Requires
Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this Schedule because of Sections 240.13d-1(e), 240.13d-1(f), or 240.13d-1(g), check the following box:  ☐

SCHEDULE 13D

CUSIP No. 24702R101

1		NAME OF REPORTING PERSONS Southeastern Asset Management, Inc. I.D. No. 62-0951781
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (See Instructions)	(a) ☒ (b) ☐
3		SEC USE ONLY
4		SOURCE OF FUNDS (See Instructions) 00: Funds of investment advisory clients
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)	☐
6		CITIZENSHIP OR PLACE OF ORGANIZATION Tennessee
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER (Discretionary Accounts) 34,281,460 shares
	8	SHARED OR NO VOTING POWER 27,939,000 shares (Shared) 7,615,168 shares (No Vote)
	9	SOLE DISPOSITIVE POWER (Discretionary Accounts) 41,896,628 shares
	10	SHARED DISPOSITIVE POWER 27,939,000 shares (Shared) 0 shares (None)
11		AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 69,835,628* shares
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW 11 EXCLUDES CERTAIN SHARES	☒ See Item 5(a)
13		PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11 4.0%
14		TYPE OF REPORTING PERSON IA

* This amount excludes 6,476,800 European style options that are only exercisable on the expiration date of the options and will not be exercisable within the next 60 days.

SCHEDULE 13D

CUSIP No. 24702R101

1		NAME OF REPORTING PERSONS O. Mason Hawkins I.D. No. XXX-XX-XXXX
2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (See Instructions)	(a) ☐ (b) ☒
3		SEC USE ONLY
4		SOURCE OF FUNDS (See Instructions) 00: None
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)	☐
6		CITIZENSHIP OR PLACE OF ORGANIZATION Citizen of United States
NUMBER OF SHARES BENEFICIALLY OWNED BY EACH REPORTING PERSON WITH	7	SOLE VOTING POWER (Discretionary Accounts) None
	8	SHARED OR NO VOTING POWER None
	9	SOLE DISPOSITIVE POWER None
	10	SHARED DISPOSITIVE POWER None 0 shares (None)
11		AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON None (See Item 3)
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW 11 EXCLUDES CERTAIN SHARES	☐
13		PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11 0.0%
14		TYPE OF REPORTING PERSON IN

This Amendment No. 9 amends and supplements the Statement on Schedule 13D filed with the Securities and Exchange Commission on February 8, 2013, as amended by Amendment No. 1 filed on February 12, 2013, Amendment No. 2 filed on March 5, 2013, Amendment No. 3 filed on March 15, 2013, Amendment No. 4 filed on May 10, 2013, Amendment No. 5 filed on May 13, 2013, Amendment No. 6 filed on May 16, 2013, Amendment No. 7 filed on June 18, 2013, and Amendment No. 8 filed on July 2, 2013 (the “Schedule 13D”), which relates to the common stock, par value $0.01 (the “Securities”) of Dell Inc., a Delaware corporation (the “Issuer”). Capitalized terms used herein and not otherwise defined have the meaning assigned to such terms in the Schedule 13D. All items or responses not described herein remain as previously reported in the Schedule 13D.

Item 3.	Source and Amount of Funds or Other Consideration

Item 3 of the Schedule 13D is hereby amended and restated in its entirety as follows:

The respective investment advisory clients of Southeastern used approximately $1,044,789,511.00 in the aggregate to purchase the Securities reported in the Schedule 13D. All assets used to purchase Securities were assets of these respective clients and none were assets of Southeastern. In addition, none of the proceeds used to purchase the Securities were provided through borrowings of any nature.

Item 4.	Purpose of Transaction

Item 4 is hereby amended and supplemented by adding the following immediately after the fourteenth paragraph thereof:

On July 11, 2013, Carl C. Icahn appeared on Bloomberg TV at 4:00 pm, New York City time.  Mr. Icahn discussed the Issuer and, among other things, stated that Mr. Icahn and his affiliates and Southeastern would be coming out with a revised proposal that would add a fraction of a warrant with a $20 per share strike price to the existing proposal.  Mr. Icahn indicated that the precise terms of the warrants are still under discussion and that additional details regarding the revised proposal would be forthcoming shortly.

Item 5.	Interest in Securities of the Issuer

Item 5 of the Schedule 13D is hereby amended and restated in its entirety as follows:

(a) The aggregate number and percentage of Securities to which this Schedule 13D relates is 69,835,628 shares of the common stock of the Issuer, constituting approximately 4.0% of the 1,756,073,637 shares outstanding.  This amount excludes 6,476,800 European style options that are only exercisable on the expiration date of the options and will not be exercisable within the next 60 days.  The calculation of the foregoing percentage is based on the number of shares disclosed as outstanding as of June 6, 2013 by the Issuer in its Form 10-Q, filed with the Securities and Exchange Commission on June 12, 2013.

	Common Shares Held		% of outstanding Common Shares
Voting Authority

Sole:	34,281,460		2.0%
Shared:	27,939,000	*	1.6%
None:	7,615,168		0.4%

Total	69,835,628	**	4.0%

*Consists of shares owned by Longleaf Partners Fund.  This amount excludes 6,476,800 European style options that are only exercisable on the expiration date of the options and will not be exercisable within the next 60 days.

**Does not include 352,500 shares held by one non-discretionary account over which the filing parties have neither voting nor dispositive authority. Beneficial ownership is expressly disclaimed with respect to these shares.

Dispositive Authority

Sole:	41,896,628		2.4%
Shared:	27,939,000	*	1.6%
None:	0		0.0%

Total	69,835,628	**	4.0%

*Consists of shares owned by Longleaf Partners Fund.  This amount excludes 6,476,800 European style options that are only exercisable on the expiration date of the options and will not be exercisable within the next 60 days.

 **Does not include 352,500 shares held by one non-discretionary account over which the filing parties have neither voting nor dispositive authority. Beneficial ownership is expressly disclaimed with respect to these shares.

Southeastern has agreed to act in concert with High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Beckton Corp. and Carl C. Icahn (collectively, the “Icahn Parties”) solely for the purposes of promoting the transactions and proposals contained in the Stock Purchase Agreement, the Side Letter, and the May 9 Letter, including pursuing a superior proposal in connection with the proposed management buyout transaction, urging shareholders to vote against the proposed management buyout transaction, the joint solicitation for proxies for the 2013 Annual Meeting and the joint solicitation of proxies for the Special Meeting.  Based on the foregoing, the Icahn Parties and Southeastern have formed a “group” within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 and may be deemed to beneficially own 222,314,278 Securities, constituting approximately 12.7% of the 1,756,073,637 Securities outstanding.  However, Southeastern expressly disclaims beneficial ownership of the 152,478,650 Securities beneficially owned by the Icahn Parties and their related affiliates. Southeastern, in accordance with its fiduciary duties, also expressly retains the sole voting and investment power of the Securities it beneficially owns. The Icahn Parties and their related affiliates have filed a separate Schedule 13D with respect to their interests.

(b) Southeastern generally has the sole power to dispose of or to direct the disposition of the Securities held for discretionary accounts of its investment clients, and may be granted the sole power to vote or direct the vote of such Securities; such powers may be retained by or shared with the respective clients for shared or non-discretionary accounts.  Shares held by any Series of Longleaf Partners Funds Trust are reported in the “shared” category.

(c) Purchase or sale transactions in the Securities during the past 60 days are disclosed on Schedule II.

(d) The investment advisory clients of Southeastern have the sole right to receive and, subject to notice, to withdraw the proceeds from the sale of the Securities, and the sole power to direct the receipt of dividends from any of the Securities held for their respective accounts.  Such clients may also terminate the investment advisory agreements without penalty upon appropriate notice. Southeastern does not have an economic interest in any of the Securities reported herein.

(e) Not applicable.

Signatures

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Dated:  July 11, 2013

Southeastern Asset Management, Inc.

By:	/s/ O. Mason Hawkins
Name: O. Mason Hawkins
Title: Chairman of the Board and Chief Executive Officer

O. Mason Hawkins, Individually

/s/ O. Mason Hawkins

Joint Filing Agreement

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, the persons or entities named below agree to the joint filing on behalf of each of them of this Schedule 13D with respect to the Securities of the Issuer and further agree that this joint filing agreement be included as an exhibit to this Schedule 13D. In evidence thereof, the undersigned hereby execute this Agreement as of July 11, 2013.

Southeastern Asset Management, Inc.

By:	/s/ O. Mason Hawkins
Name: O. Mason Hawkins
Title: Chairman of the Board and Chief Executive Officer

O. Mason Hawkins, Individually

/s/ O. Mason Hawkins

Schedule II of the Schedule 13D is hereby amended and restated in its entirety as follows:

SCHEDULE II
Transactions in the Last Sixty Days

Transaction Type	Date	# of Shares		Price Per Share	*

Sale	5/17/2013	95,100		$ 13.41
Sale	5/20/2013	1,900		$ 13.40
Sale	5/20/2013	13,750		$ 13.40
Sale	5/20/2013	22,250		$ 13.40
Sale	5/20/2013	16,000		$ 13.40
Sale	5/20/2013	8,000		$ 13.40
Sale	5/20/2013	7,000		$ 13.40
Sale	5/20/2013	6,000		$ 13.40
Sale	5/20/2013	5,000		$ 13.40
Sale	5/20/2013	3,380		$ 13.40
Sale	5/20/2013	17,000		$ 13.40
Sale	5/20/2013	2,120		$ 13.40
Sale	5/28/2013	4,000		$ 13.36
Sale	5/28/2013	5,000		$ 13.36
Sale	5/28/2013	3,000		$ 13.36
Sale	5/28/2013	3,000		$ 13.36
Sale	5/28/2013	13,000		$ 13.36
Sale	5/28/2013	3,000		$ 13.36
Sale	5/28/2013	227,400		$ 13.36
Sale	6/10/2013	284,902		$ 13.43
Sale	6/12/2013	282,200		$ 13.37
Sale	6/18/2013	71,657,828	†	$ 13.52
Sale	6/20/2013	183,200		$ 13.35
Sale	6/20/2013	17,500		$ 13.36
Sale	6/21/2013	32,300		$ 13.35
Sale	6/24/2013	500		$ 13.31
Sale	6/24/2013	1,000		$ 13.31
Sale	6/24/2013	5,000		$ 13.31
Sale	6/24/2013	1,000		$ 13.31
Sale	6/24/2013	23,000		$ 13.31
Sale	6/25/2013	80,600		$ 13.42
Sale	6/26/2013	127,400		$ 13.42
Sale	7/1/2013	117,100		$ 13.32
Sale	7/2/2013	9,100		$ 13.33
Sale	7/2/2013	2,500		$ 13.33
Sale	7/2/2013	6,000		$ 13.33
Sale	7/2/2013	15,000		$ 13.33
Sale	7/2/2013	6,000		$ 13.33
Sale	7/2/2013	3,000		$ 13.33
Sale	7/2/2013	42,000		$ 13.33
Sale	7/2/2013	40,000		$ 13.33
Sale	7/2/2013	4,000		$ 13.33
Sale	7/2/2013	28,000		$ 13.33
Sale	7/2/2013	10,000		$ 13.33
Sale	7/2/2013	3,000		$ 13.33
Sale	7/2/2013	5,000		$ 13.33
Sale	7/2/2013	16,000		$ 13.33
Sale	7/10/2013	126,300		$ 13.34

Sales by Southeastern at the direction of a client in the ordinary course of business on NASDAQ or through Electronic Communication Networks (ECNs).

In addition to the above transactions, on May 17, 2013, May 30, 2013, and July 1, 2013, clients of Southeastern withdrawing assets removed 689,000, 1,122,000, and 917,700 shares, respectively, from Southeastern’s discretion.

Transaction Type	Date	# of Shares	Price Per Share

Exercise of Options**	5/15/2013	25,000,000	$ 7.00

* Net of commissions

**The exercise of these options did not alter Southeastern’s beneficial ownership of the underlying Securities as Southeastern had previously reported beneficial ownership of such Securities in the Schedule 13D.

† On June 18, 2013, Southeastern and the Icahn Buyer entered into the Stock Purchase Agreement, as more fully described in Item 4 and incorporated by reference hereto.

About Southeastern Asset Management, Inc.

Southeastern, headquartered in Memphis, Tenn., is an investment management firm with $34 billion in assets under management acting as investment advisor to institutional investors and the four Longleaf Partners Funds: Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners Global Fund and Longleaf Partners International Fund, as well as two Irish domiciled UCITS Funds: Longleaf Partners Global UCITS Fund and Longleaf Partners US UCITS Fund. Southeastern was established in 1975, and the first of the Longleaf Partners Funds was launched in 1987.

Important Legal Information

Southeastern intends to file other documents with the U.S. Securities and Exchange Commission (the “SEC”) regarding the proposed acquisition of Dell, as contemplated by the Agreement and Plan of Merger, dated as of February 5, 2013, by and among Denali Holding Inc., Denali Intermediate Inc., Denali Acquiror Inc. and Dell. Before making any voting or investment decision, investors and security holders of Dell are urged to read such other documents regarding the proposed acquisition, carefully in their entirety, because they contain important information about the proposed transaction. Investors and security holders of Dell may obtain free copies of other documents filed with, or furnished to, the SEC by Southeastern at the SEC’s website at www.sec.gov.

Forward-looking Statements

Certain statements contained herein are forward-looking statements including, but not limited to, statements that are predications of or indicate future events, trends, plans or objectives. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance or activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events or results or actual performance may differ materially from those reflected or contemplated in such forward-looking statements. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “should,” “may,” “will,” “objective,” “projection,” “forecast,” “management believes,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology.